Related party transactions	12 Months Ended
Mar. 31, 2012
Related party transactions

20. Related party transactions:

As of March 31, 2012, the Chief Executive Officer (“CEO”) of the Company, a business entity indirectly owned by the CEO, and the CEO’s immediate family member held 8.8%, 4.0% and 1.9% of the outstanding shares of the Company, respectively.

In October 2010, the Company entered into a share exchange transaction with NSRV to make NSRV a wholly owned subsidiary of the Company. The Company allocated 721,534 shares of the Company’s common stock held in treasury into shareholders of NSRV except for the Company. The CEO was allocated 74,100 shares of the Company’s common stock held in treasury in exchange for shares of NSRV which the CEO had owned. This related party transaction with the CEO was at arm’s-length. This related party transaction did not have a material impact on NIDEC’s consolidated financial position, results of operations and liquidity.